EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PROSPECT VENTURES, INC.

In connection with the accompanying Annual Report on Form 10-K of Prospect Ventures, Inc. for the quarter ending January 31, 2014, the undersigned, Alberto Barriento, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Prospect Ventures, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) such Quarterly Report on Form 10-Q for the quarter ending January 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the fiscal year ending January 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Prospect Ventures, Inc.

Date:	April 1, 2014	By:	/s/ Alberto Barrientos
		Name:	Alberto Barrientos
		Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)